Exhibit 10.1

AMENDMENT NUMBER 3 TO LOAN AGREEMENT

(LOAN NO. 401179843)

THIS AMENDMENT NUMBER 3 TO LOAN AGREEMENT (this “Amendment”) is entered into as of December 30, 2013, by and between PACIFIC WESTERN BANK (the “Lender”), and NORTH AMERICAN BREAKER CO., LLC, a California limited liability company (“Borrower”).

W I T N E S S E T H

WHEREAS, North American Breaker Co., Inc., a California corporation (“Original Borrower”), and the Lender are parties to: (a) that certain Business Loan Agreement, dated September 29, 2011 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”); and (b) the other Related Documents;

WHEREAS, Original Borrower was converted into Borrower by the filing of a Limited Liability Company Articles of Organization - Conversion with the California Secretary of State on May 10, 2012;

WHEREAS, Borrower is a wholly-owned subsidiary of Signature Group Holdings, Inc., a Nevada corporation (“Parent”);

WHEREAS, SGH HoldCo, Inc., a Delaware corporation (“Holdings”), is a newly formed corporation;

WHEREAS, Parent wishes to merge with and into SGH Merger Sub, LLC, a wholly owned limited liability company subsidiary of Holdings as part of a “Reincorporation” described in that certain Definitive Proxy Statement filed by Parent with the Securities and Exchange Commission on November 27, 2013;

WHEREAS, the Reincorporation described above requires an amendment to the Loan Agreement so as to avoid an Event of Default under the Loan Agreement;

WHEREAS, Borrower has requested an additional term loan of $11,500,000 in connection with the Reincorporation described above (the “Additional Term Loan”);

WHEREAS, Borrower has requested an amendment to the Loan Agreement as described above, and Lender is willing to consent to such amendment and the Additional Term Loan, on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS.

(a) The definition of “Borrowing Base” is amended and restated as follows:

“Borrowing Base. The words ‘Borrowing Base’ mean as determined by Lender from time to time in its sole discretion, the lesser of:

(1) $4,000,000; and

(2) the sum of:

(a) 80.000% of the aggregate amount of Eligible Accounts; and

(b) 60.000% of the aggregate amount of Eligible Inventory; provided that said amount shall not exceed $2,500,000.

Lender reserves the right to impose a reserve against the Borrowing Base equal to some or all of the aggregate amount of the Rebate Accruals if Lender has not received agreements with each of Borrower’s account debtors, pursuant to which each such account debtor has agreed in writing, in form and substance satisfactory to Lender in its reasonable discretion, that such account debtor waives any right to assert against Lender any counterclaim or offset to the amounts due from such account debtor on Borrower’s accounts.”

(b) The Financial Covenants/Ratios in the Loan Agreement are hereby amended and restated as follows:

“Financial Covenants/Ratios. Borrower shall maintain the following:

(i) COMMERCIAL LOAN DEBT SERVICE COVERAGE RATIO. A minimum Commercial Loan Debt Service Coverage Ratio of 1.25 to 1.00, which is calculated as EBITDA, less cash taxes and distributions, divided by the sum of (x) the current portion of long term debt and (y) interest expense, in each case, calculated for the immediately preceding four fiscal quarters of Borrower. This Ratio is to be reported quarterly. Calculation shall exclude the distributions of the loan proceeds of term loan #406389620 in the amount of $11,500,000.00.

(ii) SENIOR DEBT TO EBITDA. A maximum ratio, set forth in the table below, of the outstanding aggregate balance of sums due Lender to EBITDA for the immediately preceding four fiscal quarters of Borrower. This Ratio is to be reported quarterly.

APPLICABLE FISCAL QUARTER ENDING	MAXIMUM RATIO

12/31/13, 3/31/14 and 6/30/14	2.50:1

9/30/14 and thereafter	2.25:1

(iii) TOTAL DEBT TO EBITDA. A maximum ratio, set forth in the table below, of the outstanding aggregate balance of all indebtedness owed by Borrower to EBITDA for the immediately preceding four fiscal quarters of Borrower. This Ratio is to be reported quarterly.

APPLICABLE FISCAL QUARTER ENDING	MAXIMUM RATIO

12/31/13, 3/31/14, 6/30/14, 9/30/14 and 12/31/14	3.00:1

3/31/15 and thereafter	2.50:1

(iv) EFFECTIVE TANGIBLE NET WORTH. Borrower shall maintain a minimum Effective Tangible Net Worth of (a) <$5,400,000> on December 31, 2013 and (b) on the last day of each fiscal quarter thereafter, the sum of <$5,400,000> plus 75% of Borrower’s cumulative positive net income commencing on January 1, 2014 and continuing through the date of calculation. The term “Effective Tangible Net Worth” means Borrower’s total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organization expenses, and similar intangible items) and excluding due from related entities (e.g. affiliates, employees, subsidiaries, shareholders, etc.), less total liabilities excluding debt subordinated to Lender. This amount must be maintained at all times and shall be reported quarterly as of the last date of each fiscal quarter.

(v) PROFITABILITY. Borrower must be profitable each fiscal quarter. This is to be reported quarterly.”

(c) Reference is made to the following “Default” in the Loan Agreement:

“Change in Ownership. Any change in ownership, whether direct or indirect, of twenty-five percent (25%) or more of the common equity of Borrower or Borrower parent, Signature Group Holdings., Inc.”

(d) Effective upon the Third Amendment Effective Date (as defined below), the “Default” provision in the Loan Agreement, as quoted in Section 2(c) hereof, is hereby amended and restated as follows:

“Change in Ownership. (a) Prior to the Reincorporation described below, any change in ownership, whether direct or indirect, of twenty-five percent (25%) or more of the common equity of Borrower or Borrower parent, Signature Group Holdings, Inc., a Nevada corporation (“Parent”) or (b) following the Reincorporation, any change in ownership, whether direct or indirect, of: (x) any equity of Borrower or SGH Merger Sub, LLC, a Delaware limited liability company (“SGH Merger Sub”), a wholly owned subsidiary of SGH HoldCo, Inc., a Delaware corporation (“Holdings”); or (y) twenty-five percent (25%) or more of the common equity of Holdings. Lender acknowledges that the following transaction shall not constitute an Event of Default: a merger by Parent with and into SGH Merger Sub under the terms of the ‘Reincorporation’ described in that Definitive Proxy Statement filed by Parent with the Securities and Exchange Commission on November 27, 2013.”

(e) The amendments contemplated by Sections 2(a) through 2(d) hereof are not an amendment to any other provision of the Loan Agreement or any provision of the Related Documents, nor are they a waiver of any current or future default or Event of Default under the Loan Agreement or the other Related Documents. The Lender is not obligated to provide this or any other amendment.

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (the date on which such conditions precedent are satisfied or waived in the Lender’s sole discretion shall be the “Third Amendment Effective Date”):

(a) The representations and warranties in the Loan Agreement and the Related Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) No Event of Default shall have occurred and be continuing on the date hereof or as of the Third Amendment Effective Date;

(c) No injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, the Lender or any of their affiliates;

(d) No material adverse change in the financial or operating condition of Borrower shall have occurred;

(e) Borrower shall have delivered to the Lender the Ratification and Consent, the form of which is attached as Exhibit I, executed by Signature Credit Partners, Inc.;

(f) Borrower shall have executed and delivered this Amendment to the Lender by no later than December 31, 2013; and

(g) Borrower shall have executed and delivered, and caused to be executed and delivered, all documents requested by Lender in connection with the Additional Term Loan.

4. ATTORNEY’S FEES AND COSTS. Borrower agrees to pay on demand the Lender’s reasonable and customary attorneys’ fees and costs in drafting and negotiating this Amendment and all or documents executed in connection therewith.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth in this Amendment, the Loan Agreement and the Related Documents as previously amended shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or the Related Documents, the terms and provisions of this Amendment shall control. This Amendment is a Related Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(c) This Amendment shall be binding on and shall inure to the benefit of the successors and assigns of the parties thereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

NORTH AMERICAN BREAKER CO., LLC

By:
Title:

PACIFIC WESTERN BANK

By:
Title:

EXHIBIT I

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement, dated September 29, 2011 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and between PACIFIC WESTERN BANK (the “Lender”) and NORTH AMERICAN BREAKER CO., INC., a California corporation, or in that certain Amendment Number 3 to Loan Agreement, dated as of December 30, 2013 (the “Amendment”), by and between Lender and NORTH AMERICAN BREAKER CO., LLC, a California limited liability company. The undersigned hereby (a) represents and warrants to the Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) agrees to the amendments to the Loan Agreement and the Related Documents set forth in the Amendment; (d) acknowledges and reaffirms its obligations owing to the Lender under any Related Document to which it is a party, as amended by the Amendment; and (e) agrees that, except as amended by the Amendment, each of the Related Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, other than to Related Documents to which the undersigned is a party, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

This Reaffirmation and Consent shall be effective as to each of the undersigned upon the undersigned’s execution and delivery hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation and Consent to be executed as of December 30, 2013.

SIGNATURE CREDIT PARTNERS, INC., a Nevada corporation

By:
Its: